UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2005

Vail Resorts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9614	51-0291762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

137 Benchmark Road Avon, Colorado		81620
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(970) 845-2500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 28, 2005, VA Rancho Mirage Resort, L.P. ("VA Rancho"), a limited partnership owned by wholly-owned subsidiaries of Vail Resorts, Inc. (the "Company"), closed the previously announced sale of the assets constituting The Lodge at Rancho Mirage ("Rancho Mirage") for $33.0 million, the proceeds of which were adjusted for normal working capital prorations. The sale occurred pursuant to a purchase and sale agreement (the "Rancho Mirage Agreement") between VA Rancho and GENLB-Rancho LLC ("GenLB"), a partnership led by the Gencom Group, a private Miami-based hospitality investment firm ("Gencom"). The estimated carrying value of the assets sold (net of liabilities assumed) was $43.4 million. Additionally, the Company is required to complete certain capital projects that were part of the Company's 2005 capital plan, the total of which is not expected to exceed $344,000. The Company anticipates recording an estimated $11.1 million pre-tax loss in its fourth fiscal quarter of 2005 after consideration of all transaction costs. The Company will continue to manage Rancho Mirage pursuant to a multi-year management agreement with GenLB.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

The following unaudited pro forma financial statements give effect to the disposition of the assets constituting Rancho Mirage. The pro forma financial statements also give effect to the disposition of the Vail Marriott Mountain Resort and Spa (the "Vail Marriott"), previously described in the Company's Current Report on Form 8-K filed June 30, 2005. The following presents the Company's unaudited pro forma financial information for the nine months ended April 30, 2005 and for the fiscal year ended July 31, 2004. The unaudited pro forma balance sheet as of April 30, 2005 gives effect to the disposition of the assets and liabilities constituting Rancho Mirage and the Vail Marriott as if each had occurred on April 30, 2005. The unaudited pro forma statements of operations for the nine months ended April 30, 2005 and for the year ended July 31, 2004 give effect to the disposition of the assets and liabilities constituting Rancho Mirage and the Vail Marriott as if each had occurred and the management agreements to manage the hotels had been entered into as of the beginning of each respective period.

The unaudited pro forma consolidated financial statements should be read together with the Company's consolidated financial statements as of July 31, 2004, including the notes thereto, included in the Vail Resorts, Inc. Annual Report on Form 10-K for the fiscal year ended July 31, 2004 as well as the unaudited consolidated financial statements as of April 30, 2005, including the notes thereto, included in the Vail Resorts, Inc. Quarterly Report on Form 10-Q for the nine months ended April 30, 2005.

The pro forma financial information is for informational purposes only and does not purport to present what the Company's results would actually have been had these transactions actually occurred on the dates presented or to project the Company's results of operations or financial position for any future period.

Vail Resorts, Inc.
Unaudited Pro Forma Consolidated Balance Sheet

As of April 30, 2005
(In thousands, except share and per share amounts)

	April 30,	Rancho Mirage		Vail Marriott		April 30,
	2005	Pro Forma		Pro Forma		2005
	As Reported	Adjustments		Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$ 41,068	$ 33,192	(a)	$ 62,859	(a)	$ 137,119
Restricted cash	17,709	--		--		17,709
Receivables, net	33,493	(138)	(b)	(1,960)	(b)	31,395
Inventories, net	31,098	(252)	(c)	(70)	(c)	30,776
Other current assets	27,985	(328)	(d)	(71)	(d)	27,586
Total current assets	151,353	32,474		60,758		244,585
Property, plant and equipment, net	978,464	(36,294)	(e)	(56,861)	(e)	885,309
Real estate held for sale and investment	140,009	--		--		140,009
Goodwill, net	145,090	(6,396)	(f)	--		138,694
Intangible assets, net	81,325	(165)	(g)	(2,800)	(g)	78,360
Other assets	34,044	(1,096)	(h)	--		32,948
Total assets	$ 1,530,285	$ (11,477)		$ 1,097		$ 1,519,905

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$ 188,349	$ 331	(i)	$ 2,048	(i)	$ 190,728
Long-term debt due within one year	2,178	(172)	(j)	--		2,006
Total current liabilities	190,527	159		2,048		192,734
Long-term debt	520,349	(389)	(k)	--		519,960
Other long-term liabilities	102,016	--		1,132	(l)	103,148
Deferred income taxes	116,638	(4,274)	(m)	(792)	(m)	111,572
Commitments and contingencies	--	--		--		--
Put option liabilities	451	--		--		451
Minority interest in net assets of consolidated subsidiaries	39,142	--		--		39,142
Stockholders' equity:
Preferred stock, $0.01 par value, 25,000,000 shares authorized, zero shares issued and outstanding	--	--		--		--
Common stock:
Class A common stock, convertible to common stock, $0.01 par value, 20,000,000 shares authorized, zero shares issued and outstanding	--	--		--		--

Common stock, $0.01 par value, 80,000,000 shares authorized, 35,946,776 shares issued and outstanding	359	--		--		359
Additional paid-in capital	426,819	--		--		426,819
Deferred compensation	(415)	--		--		(415)
Retained earnings	134,399	(6,973)	(n)	(1,291)	(n)	126,135
Total stockholders' equity	561,162	(6,973)		(1,291)		552,898
Total liabilities and stockholders' equity	$ 1,530,285	$ (11,477)		$ 1,097		$ 1,519,905

The accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements are an integral part of these financial statements.

Vail Resorts, Inc.
Unaudited Pro Forma Consolidated Statement of Operations

For the Nine Months Ended April 30, 2005
(In thousands, except per share amounts)

	Nine Months					Nine Months
	Ended	Rancho Mirage		Vail Marriott		Ended
	April 30, 2005	Pro Forma		Pro Forma		April 30, 2005
	As Reported	Adjustments		Adjustments		Pro Forma
Net revenue:
Mountain	$ 505,484	$ --		$ --		$ 505,484
Lodging	145,148	(15,950)	(o)	(17,539)	(o)	111,659
Real estate	39,329	--				39,329
Total net revenue	689,961	(15,950)		(17,539)		656,472
Segment operating expense:
Mountain	329,210	--		--		329,210
Lodging	127,282	(15,385)	(p)	(12,398)	(p)	99,499
Real estate	32,939	--				32,939
Total segment operating expense	489,431	(15,385)		(12,398)		461,648
Other operating expense:
Depreciation and amortization	(69,387)	1,437	(q)	2,553	(q)	(65,397)
Asset impairment charge	(1,573)	--		--		(1,573)
Loss on disposal of fixed assets, net	(1,519)	--				(1,519)
Income from operations	128,051	872	(r)	(2,588)	(r)	126,335
Mountain equity investment income, net	2,003	--		--		2,003
Lodging equity investment loss, net	(2,679)	--		--		(2,679)
Real estate equity investment loss, net	(107)	--		--		(107)
Investment income, net	1,443	--		(20)	(s)	1,423
Interest expense	(30,734)	--		--		(30,734)
Loss on extinguishment of debt	(612)	--		--		(612)
Gain on sale of equity investment	5,690	--		--		5,690
Gain on put options, net	741	--		--		741
Other income, net	49	--		--		49
Minority interest in income of consolidated subsidiaries, net	(6,980)	--		--		(6,980)
Income before provision for income taxes	96,865	872		(2,608)		95,129
Provision for income taxes	37,293)	(331)	(t)	991	(t)	36,634)
Net income	$ 59,572	$ 541		$ (1,617)		$ 58,496

Per share amounts:
Basic net income per share	$ 1.68					$ 1.65
Diluted net income per share	$ 1.65					$ 1.62

Basic weighted-average shares outstanding	35,526					35,526
Diluted weighted-average shares outstanding	36,021					36,021

The accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements are an integral part of these financial statements.

Vail Resorts, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended July 31, 2004
(In thousands, except per share amounts)

	Year Ended					Year Ended
	July 31,	Rancho Mirage		Vail Marriott		July 31,
	2004	Pro Forma		Pro Forma		2004
	As Reported	Adjustments		Adjustments		Pro Forma

Net revenues:
Mountain	$ 500,436	$ --		$ --		$ 500,436
Lodging	176,334	(19,174)	(o)	(19,689)	(o)	137,471
Real estate	45,123	--		--		45,123
Total net revenues	721,893	(19,174)		(19,689)		683,030
Operating expenses:
Mountain	368,984	--		--		368,984
Lodging	161,124	(20,006)	(p)	(15,581)	(p)	125,537
Real estate	16,790	--		--		16,790
Total segment operating expense	546,898	(20,006)		(15,581)		511,311
Other operating income (expense):
Gain on transfer of property, net	2,147	--		--		2,147
Depreciation and amortization	(86,378)	1,765	(q)	3,386	(q)	(81,227)
Asset impairment charge	(1,108)	--		--		(1,108)
Mold remediation charge	(5,500)	--		--		(5,500)
Loss on disposal of fixed assets, net	(2,345)	--		--		(2,345)
Income from operations	81,811	2,597	(r)	(722)	(r)	83,686
Mountain equity investment income, net	1,376	--		--		1,376
Lodging equity investment loss, net	(3,432)	--		--		(3,432)
Real estate equity investment income, net	460	--		--		460
Investment income, net	1,886	--		(12)	(s)	1,874
Interest expense	(47,479)	--		--		(47,479)
Loss on extinguishment of debt	(37,084)	--		--		(37,084)
Loss on put options, net	(1,875)	--		--		(1,875)
Other expense, net	(179)	--		--		(179)
Minority interest in income of consolidated subsidiaries, net	(4,000)	--		--		(4,000)
Loss before provision for income taxes	(8,516)	2,597		(734)		(6,653)
Benefit for income taxes	2,557	(987)	(t)	279	(t)	1,849
Net loss	$ (5,959)	$ 1,610		$ (455)		$ (4,804)

Per share amounts:
Basic net loss per share	$ (0.17)					$ (0.14)
Diluted net loss per share	$ (0.17)					$ (0.14)

Basic weighted-average shares outstanding	35,294					35,294
Diluted weighted-average shares outstanding	35,294					35,294

The accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements are an integral part of these financial statements.

Vail Resorts, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements

1. Basis of Presentation

 The accompanying unaudited pro forma consolidated financial statements reflect the sale of (i) the assets constituting The Lodge at Rancho Mirage ("Rancho Mirage") by VA Rancho Mirage Resort, L.P. ("VA Rancho"), a limited partnership owned by wholly-owned subsidiaries of Vail Resorts, Inc. (the "Company") and (ii) the Vail Marriott Mountain Resort and Spa (the "Vail Marriott") by VAMHC, Inc. ("VAMHC"), a subsidiary of the Company. The accompanying unaudited pro forma consolidated statements of operations for the nine months ended April 30, 2005 and for the year ended July 31, 2004 assume that the disposition of the assets constituting Rancho Mirage and the Vail Marriott occurred and the management agreements to manage the hotels had been entered into as of the beginning of the earliest period presented. The accompanying unaudited pro forma consolidated balance sheet as of April 30, 2005 assumes that the disposition of the assets constituting Rancho Mirage and Vail Marriott occurred on April 30, 2005.

2. Pro Forma Adjustments

The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

(a) Net proceeds from the disposition of the assets (net of assumed liabilities) constituting Rancho Mirage and the Vail Marriott as of April 30, 2005.
(b) Elimination of the receivables balance related to Rancho Mirage and the Vail Marriott as of April 30, 2005.
(c) Elimination of the inventories balance related to Rancho Mirage and the Vail Marriott as of April 30, 2005.
(d) Elimination of the other current assets balance related to Rancho Mirage and the Vail Marriott and the removal of the deferred transaction costs related to the Vail Marriott incurred as of April 30, 2005.
(e) Elimination of the net property, plant and equipment balance related to Rancho Mirage and the Vail Marriott as of April 30, 2005.
(f) Elimination of the goodwill balance related to Rancho Mirage as of April 30, 2005.
(g) Elimination of the net intangible assets balance related to Rancho Mirage and the Vail Marriott as of April 30, 2005.
(h) Elimination of the other assets balance related to Rancho Mirage as of April 30, 2005.
(i) Elimination of the accounts payable and accrued expenses balance related to Rancho Mirage and the Vail Marriott, offset by the addition of estimated liabilities related to completion of certain capital projects as well as other services and obligations assumed in connection with the disposition of the assets constituting Rancho Mirage and the Vail Marriott as of April 30, 2005.
(j) Elimination of capital lease obligations due within one year assumed by the buyer related to Rancho Mirage as of April 30, 2005.
(k) Elimination of long-term capital lease obligations assumed by the buyer related to Rancho Mirage as of April 30, 2005.
(l) Estimated long-term liabilities related to completion of certain capital projects as well as other services assumed in connection with the disposition of the assets constituting the Vail Marriott as of April 30, 2005.
(m) Recognition of long-term deferred tax asset associated with the net loss on sale of assets constituting Rancho Mirage and the Vail Marriott.
(n) Recognition of the estimated net loss on sale of assets constituting Rancho Mirage of $11.3 million and the Vail Marriott of $2.0 million, net of tax effect of loss at 38% statutory tax rate.
(o) Elimination of revenues recognized by Rancho Mirage and the Vail Marriott from the beginning of the period presented, offset by estimated management fees and, for the Vail Marriott only, accounting services fees that would have been recognized as if the Company was only managing Rancho Mirage and the Vail Marriott from the beginning of the period, based on the management contracts now in effect.
(p) Elimination of operating expenses incurred by Rancho Mirage and the Vail Marriott from the beginning of the period presented, offset by incremental costs of providing accounting services (Vail Marriott only).
(q) Elimination of depreciation and amortization expense from the beginning of the period presented related to the assets constituting Rancho Mirage and the Vail Marriott.
(r) Represents (income) loss from operations of the Vail Marriott and Rancho Mirage for the period, net of assumed management fee revenue

(s) Elimination of investment income from the beginning of the period presented recognized by the Vail Marriott.
(t) Tax effect of pro forma adjustments at 38% statutory tax rate.

The following estimated nonrecurring losses resulting as of the assumed transaction date of April 30, 2005 will be recognized, subject to final adjustments, by the Company in its fourth quarter of fiscal 2005. These losses were not considered in the pro forma income statements presented herein.

  Loss on the sale of the assets constituting Rancho Mirage of approximately $11.3 million ($7.0 million net of tax) and the Vail Marriott of approximately $2.0 million ($1.3 million net of tax).

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 2, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2005		Vail Resorts, Inc.
	By:	/s/ Jeffrey W. Jones
Jeffrey W. Jones
Senior Vice President and Chief Financial Officer